UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: April 27, 2004
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                         Commission file number 0-12820
                                                -------


                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                     54-1284688
     --------------------------------                 --------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)

            628 Main Street
            Danville, Virginia                               24541
     ----------------------------------------         --------------------
     (Address of principal executive offices)             (Zip Code)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 5.  Other Events

At its annual shareholders meeting today, American National Bankshares Inc. announced its plans to open a loan production office in Greensboro, North Carolina. Charles E. Judy, Jr., a resident of Greensboro, has joined American National Bank as a Vice President. The President's message by Charles H. Majors, Jr. to shareholder's at the annual meeting is also included as exhibit 99.2.

Exhibits

99.1  News Release

99.2  President's Message at Annual Shareholder's Meeting

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN NATIONAL BANKSHARES INC.
                                       ---------------------------------
                                                 (Registrant)


Date - April 27, 2004                  By:  /s/ Charles H. Majors
                                       --------------------------
                                       President & CEO